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                                                          EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 2-81536) of Dresser Industries, Inc. of our report dated May 19, 1998 appearing on page 1 of this Form 11-K.


/s/ Price Waterhouse LLP
----------------------------
PRICE WATERHOUSE LLP

Dallas, Texas
June 19, 1998